                       NEW ENGLAND LIFE INSURANCE COMPANY
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                            AMERICAN GATEWAY SERIES

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED APRIL 30, 2018
                                       TO
                 PROSPECTUS DATED MAY 1, 2000 (AS SUPPLEMENTED)


This supplement updates certain information contained in your last prospectus dated May 1, 2000 and subsequent supplements. You should read and retain this supplement.


The Policies are no longer offered for sale. Existing Policy Owners may continue to make additional Premium Payments to their Policies.


The current investment choices available under your Policy include 1 Fixed Account and the 14 Eligible Funds listed below:

BRIGHTHOUSE FUNDS TRUST I -- CLASS A
     ClearBridge Aggressive Growth Portfolio

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
     Baillie Gifford International Stock Portfolio
     BlackRock Bond Income Portfolio
     BlackRock Capital Appreciation Portfolio
     BlackRock Ultra-Short Term Bond Portfolio
     Brighthouse/Artisan Mid Cap Value Portfolio
   Brighthouse/Wellington Core Equity Opportunities Portfolio

     Jennison Growth Portfolio
     Loomis Sayles Small Cap Core Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Total Return Portfolio
     MFS(R) Value Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio
     Western Asset Management U.S. Government
       Portfolio

Current prospectuses for the Eligible Funds may be obtained by calling 1-800-334-4456.


The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


POLICY CHARGES

FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2017


The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Eligible Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future. The second table shows each Eligible Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Eligible Funds provided this information. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund. Current prospectuses for the Eligible Funds may be obtained by calling 1-800-344-4456.


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


MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES


                                                                                     MINIMUM     MAXIMUM
                                                                                    ---------   --------
TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees,
 distribution and/or service (12b-1) fees, and other expenses)...................    0.27%       1.00%

ELIGIBLE FUND FEES AND EXPENSES AS OF DECEMBER 31, 2017
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Eligible Fund fees and expenses, please refer to the prospectus for each Eligible Fund.


                                                 DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    AND/OR                 FUND FEES     ANNUAL        AND/OR       ANNUAL
                                    MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                           FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
---------------------------------- ------------ -------------- ---------- ----------- ----------- --------------- ----------
BRIGHTHOUSE FUNDS TRUST I
 -- CLASS A
 ClearBridge Aggressive
  Growth Portfolio................    0.55%          --          0.03%      --          0.58%     0.02%             0.56%
BRIGHTHOUSE FUNDS TRUST II
 -- CLASS A
 Baillie Gifford
  International Stock
  Portfolio.......................    0.79%          --          0.06%      --          0.85%     0.12%             0.73%
 BlackRock Bond Income
  Portfolio.......................    0.33%          --          0.18%      --          0.51%       --              0.51%
 BlackRock Capital
  Appreciation Portfolio..........    0.69%          --          0.03%      --          0.72%     0.09%             0.63%
 BlackRock Ultra-Short
  Term Bond Portfolio.............    0.35%          --          0.04%      --          0.39%     0.03%             0.36%
 Brighthouse/Artisan Mid
  Cap Value Portfolio.............    0.82%          --          0.03%      --          0.85%     0.05%             0.80%
 Brighthouse/Wellington
  Core Equity
  Opportunities Portfolio.........    0.70%          --          0.02%      --          0.72%     0.11%             0.61%
 Jennison Growth Portfolio........    0.60%          --          0.02%      --          0.62%     0.08%             0.54%
 Loomis Sayles Small Cap
  Core Portfolio..................    0.90%          --          0.07%    0.03%         1.00%     0.08%             0.92%
 MetLife Stock Index
  Portfolio.......................    0.25%          --          0.02%      --          0.27%     0.01%             0.26%
 MFS(R) Total Return
  Portfolio.......................    0.56%          --          0.05%      --          0.61%       --              0.61%
 MFS(R) Value Portfolio...........    0.62%          --          0.02%      --          0.64%     0.06%             0.58%
 Western Asset Management
  Strategic Bond
  Opportunities Portfolio.........    0.56%          --          0.04%      --          0.60%     0.06%             0.54%
 Western Asset Management
  U.S. Government
  Portfolio.......................    0.47%          --          0.02%      --          0.49%     0.01%             0.48%

The information shown in the table above was provided by the Eligible Funds. Certain Eligible Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2019. These arrangements can be terminated with respect to these Eligible Funds only with the approval of the Eligible Fund's board of directors or trustees. Please see the Eligible Funds' prospectuses for additional information regarding these arrangements.


INVESTMENTS OF THE VARIABLE ACCOUNT


ELIGIBLE FUND                        INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
----------------------------------   -------------------------------------   ---------------------------------
BRIGHTHOUSE FUNDS TRUST I --
 CLASS A
 ClearBridge Aggressive Growth       Seeks capital appreciation.             Brighthouse Investment Advisers,
  Portfolio                                                                  LLC
                                                                             Subadviser: ClearBridge
                                                                             Investments, LLC
BRIGHTHOUSE FUNDS TRUST II --
 CLASS A
 Baillie Gifford International       Seeks long-term growth of capital.      Brighthouse Investment Advisers,
  Stock Portfolio                                                            LLC
                                                                             Subadviser: Baillie Gifford
                                                                             Overseas Limited
 BlackRock Bond Income               Seeks a competitive total return        Brighthouse Investment Advisers,
  Portfolio                          primarily from investing in             LLC
                                     fixed-income securities.                Subadviser: BlackRock Advisors,
                                                                             LLC
 BlackRock Capital Appreciation      Seeks long-term growth of capital.      Brighthouse Investment Advisers,
  Portfolio                                                                  LLC
                                                                             Subadviser: BlackRock Advisors,
                                                                             LLC
 BlackRock Ultra-Short Term          Seeks a high level of current           Brighthouse Investment Advisers,
  Bond Portfolio                     income consistent with preservation     LLC
                                     of capital.                             Subadviser: BlackRock Advisors,
                                                                             LLC
 Brighthouse/Artisan Mid Cap         Seeks long-term capital growth.         Brighthouse Investment Advisers,
  Value Portfolio                                                            LLC
                                                                             Subadviser: Artisan Partners
                                                                             Limited Partnership
 Brighthouse/Wellington Core         Seeks to provide a growing stream       Brighthouse Investment Advisers,
  Equity Opportunities Portfolio     of income over time and,                LLC
                                     secondarily, long-term capital          Subadviser: Wellington
                                     appreciation and current income.        Management Company LLP
 Jennison Growth Portfolio           Seeks long-term growth of capital.      Brighthouse Investment Advisers,
                                                                             LLC
                                                                             Subadviser: Jennison Associates
                                                                             LLC
 Loomis Sayles Small Cap Core        Seeks long-term capital growth          Brighthouse Investment Advisers,
  Portfolio                          from investments in common stocks       LLC
                                     or other equity securities.             Subadviser: Loomis, Sayles &
                                                                             Company, L.P.
 MetLife Stock Index Portfolio       Seeks to track the performance of       Brighthouse Investment Advisers,
                                     the Standard & Poor's 500(R)            LLC
                                     Composite Stock Price Index.            Subadviser: MetLife Investment
                                                                             Advisors, LLC

ELIGIBLE FUND                      INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
--------------------------------   -------------------------------------   ---------------------------------
 MFS(R) Total Return Portfolio     Seeks a favorable total return          Brighthouse Investment Advisers,
                                   through investment in a diversified     LLC
                                   portfolio.                              Subadviser: Massachusetts
                                                                           Financial Services Company
 MFS(R) Value Portfolio            Seeks capital appreciation.             Brighthouse Investment Advisers,
                                                                           LLC
                                                                           Subadviser: Massachusetts
                                                                           Financial Services Company
 Western Asset Management          Seeks to maximize total return          Brighthouse Investment Advisers,
  Strategic Bond Opportunities     consistent with preservation of         LLC
  Portfolio                        capital.                                Subadviser: Western Asset
                                                                           Management Company
 Western Asset Management          Seeks to maximize total return          Brighthouse Investment Advisers,
  U.S. Government Portfolio        consistent with preservation of         LLC
                                   capital and maintenance of              Subadviser: Western Asset
                                   liquidity.                              Management Company

NELICO


New England Life Insurance Company ("NELICO") is a subsidiary of, and controlled by, Brighthouse Financial, Inc. ("BHF"), a publicly-traded company. NELICO is licensed to conduct business in all states and in the District of Columbia. NELICO's Home Office is located at One Financial Center, Boston, Massachusetts 02111. Prior to August 4, 2017, BHF was a subsidiary of, and controlled by, MetLife, Inc. On that date, MetLife, Inc. distributed 80.8% of the common stock of BHF to MetLife, Inc.'s shareholders and BHF became a separate, publicly-traded company. BHF, through its subsidiaries and affiliates, is a major provider of life insurance and annuity products in the U.S.


CYBERSECURITY


Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Eligible Funds and the firms involved in the distribution and sale of our variable life insurance policies). - For example, many routine operations, such as processing Policy Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. - Despite these protocols, a cybersecurity breach could have a material, negative impact on NELICO and the Variable Account, as well as Policy Owners and their Policies. - Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. - Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate unit values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. -

Cybersecurity breaches may also impact the issuers of the Eligible Funds and it is possible the Eligible Funds underlying your Policy could lose value. There can be no assurance that we or our service providers or the Variable Account will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. -


TAX CONSIDERATIONS

INTRODUCTION


The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.


TAX STATUS OF THE POLICY


In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS


IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.


The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.


Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS. The tax treatment of distributions and Policy related loans will depend on whether the Policy is classified as a "modified endowment contract" or "MEC".


MODIFIED ENDOWMENT CONTRACTS. In general, a Policy that requires fewer than seven level annual premiums to provide paid-up future benefits will be a MEC. Since the Policy only requires a single premium payment to provide such paid-up benefits, in most cases the Policy will be classified as a MEC. However, in some cases the Policy will not be a MEC for example when the Policy is received in a section 1035 exchange for a policy that is not a MEC and no further premiums in excess of the remaining MEC limit are paid into the Policy. Consult your tax adviser for more information.


TAX TREATMENT OF DISTRIBUTIONS AND LOANS. Since the Policy is generally classified as a MEC, then any distribution (including a loan taken from or secured by the Policy) is taxable as ordinary income to the extent of income or gain in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. The exception to the additional 10% federal income tax penalty does not apply to a taxpayer which is a non-natural person, such as a corporation.

If a Policy is not classified as a MEC, then any distribution shall generally be treated first as a recovery of the investment in the Policy which would not be received as taxable income. Distributions will be taxable as ordinary income once your investment in the Policy is reduced to zero. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.


In general, loans from a Policy which is not classified as a MEC are not treated as distributions. However, the tax consequences are less clear and a tax adviser should be consulted when the interest rate charged for a Policy loan equals the interest rate credited on the amount we hold as collateral for the loan. If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan. Interest payable on a loan under a Policy is generally not deductible. Neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% federal income tax penalty.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Policy Owners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.


MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate, gift and other tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes. In general, current Federal tax law in effect as of 2018 provides for a $10 million estate, gift and generation-skipping transfer tax exemption (as further indexed for inflation in accordance with applicable law). - Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


ACCELERATED BENEFITS RIDER. If such a rider is made available, payments received under the accelerated benefit rider should be excludable from the gross income of the Policy Owner except in certain business contexts. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.


Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and the notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.


Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.


In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 IRB 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


NELICO'S INCOME TAXES


TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.


OTHER TAX CONSIDERATIONS. Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TOLL-FREE NUMBERS


For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.


You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions



















       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Distributor:                          Telephone: (800) 334-4456
Brighthouse Securities, LLC

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